Pruco Life Insurance Company

Supplement dated January 8, 2015
to Prospectuses dated September 5, 2014 for

PruLife® Custom Premier II Variable Universal Life Contracts
(for contracts issued on or after September 5, 2014)

The following variations for the state of California are hereby added to Appendix A.

Appendix A: State Availability and/or Variations of Certain Riders and Features

State	Rider or Feature	Availability or Variation
CA	Allocation of Premiums Transfers/Restrictions on Transfers
The sections Allocation of Premiums and Transfers/Restrictions on Transfers are modified to include the following:

If you are age 60 or older at issue, unless you ask us otherwise, we will allocate all net premiums into the Money Market investment option until 30 days after you receive this Contract. At the end of that day (unless you ask us otherwise) we will re-allocate the amount in the Money Market investment option in accordance with your current premium allocation.

CA	Canceling the Contract (“Free-Look”)
The section Canceling the Contract is modified to include the following:

If you are age 60 or older at issue, you may return the Contract for a refund within 30 days after you receive it.  Your refund amount will depend on whether or not you directed us to allocate your invested premium outside of the Money Market investment option during this period.

If you did not direct us to allocate net premiums outside of the Money Market investment option, you will receive a refund of all premium payments made and any charges deducted or fees paid, less any applicable federal and/or state income tax withholding.

If you did direct us to allocate net premiums outside of the Money Market investment option, you will receive a refund of the Contract Fund (which includes any investment results) plus the amount of any charges that have been deducted or fees paid, less any applicable federal and/or state income tax withholding.

A Contract returned according to this provision shall be deemed void from the beginning.

CA	BenefitAccess Rider	Not available.
CA	Enhanced Disability Benefit Rider
The description of the Enhanced Disability Benefit Rider under Charges for Optional Rider Coverage is herby deleted and replaced with the following:

Enhanced Disability Benefit Rider - We deduct a monthly charge for this rider, which provides invested premium amounts while the insured is totally disabled.  The current charge is based on issue age, issue date, sex, and underwriting classification of the insured.  It ranges from 7.08% to 12.17% of the greater of: 9% of the Contract's Limited No-Lapse Guarantee Premium plus extras and the total of all monthly deductions, and is charged until the first Contract Anniversary on or after the insured’s 65th birthday.

The description of the Enhanced Disability Benefit Rider under Other Optional Riders is hereby deleted and replaced with the following:

Enhanced Disability Benefit Rider - The Enhanced Disability Benefit Rider pays certain amounts into the Contract if the insured is totally disabled, as defined in the benefit provision.  The rider coverage will end as of the first Contract Anniversary on or after the insured’s 65th birthday.  For total disability occurring on or after the first Contract Anniversary following the insured’s 60th birthday, payments will only be made until the month before the first Contract Anniversary following the insured’s 65th birthday and while the insured remains totally disabled.  This rider is not available on Contracts with a Type C Death Benefit or with Contracts that include the BenefitAccess Rider.

PCP214SUP105